                                                           REGISTRATION NO. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                -----------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                                -----------------

                             THE J. JILL GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                                        04-2973769
     (STATE OR OTHER JURISDICTION                           (I.R.S. EMPLOYER
   OF INCORPORATION OR ORGANIZATION)                     IDENTIFICATION NUMBER)

          4 BATTERYMARCH PARK
              QUINCY, MA                                          02169
    (ADDRESS OF PRINCIPAL EXECUTIVE                            (ZIP CODE)
               OFFICES)

        THE J. JILL GROUP, INC. AMENDED 1998 EMPLOYEE STOCK PURCHASE PLAN
                            (FULL TITLE OF THE PLAN)
                                -----------------

                                 GORDON R. COOKE
    President, Chief Executive Officer and Chairman of the Board of Directors
                             The J. Jill Group, Inc.
                               4 Batterymarch Park
                           Quincy, Massachusetts 02169
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)


                                 (617) 376-4300
          (TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                                -----------------

                                 WITH COPIES TO:
                           Peter M. Rosenblum, Esquire
                            David R. Pierson, Esquire
                             Foley, Hoag & Eliot LLP
                           Boston, Massachusetts 02109
                                 (617) 832-1000
                                -----------------

                         CALCULATION OF REGISTRATION FEE
====================================================================================================================
                                                                 PROPOSED          PROPOSED
                                            AMOUNT TO BE         MAXIMUM            MAXIMUM          AMOUNT OF
                                             REGISTERED       OFFERING PRICE       AGGREGATE        REGISTRATION
TITLE OF SECURITIES TO BE REGISTERED          (SHARES)          PER SHARE       OFFERING PRICE          FEE
--------------------------------------------------------------------------------------------------------------------
Common Stock ($.01 par value)                  250,000          $15.84375(1)      $3,960,937.50(1)   $1,045.69(1)
====================================================================================================================

(1) Estimated pursuant to Rule 457(c) and (h) based on the average of the high and low prices of our Common Stock as reported on the Nasdaq Stock Market on November 24, 2000.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


         This Registration Statement is registering additional shares of common stock, par value $.01 per share, of The J. Jill Group, Inc. (the "Company") issuable pursuant to the Company's Amended 1998 Employee Stock Purchase Plan for which a registration statement filed on Form S-8, File No. 333-53917, is already effective.

         The contents of the Company's Registration Statement on Form S-8, File No. 333-53917, as filed with the Securities and Exchange Commission on May 29, 1998, is incorporated herein by reference.

ITEM 8. EXHIBITS.

        4.1        Restated Certificate of Incorporation (included as Exhibit
                   4.2 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 25, 1993, File No. 0-22480, and incorporated herein by reference).
        4.2 Certificate of Amendment of Restated Certificate of Incorporation (filed as Exhibit 3.2 to the Company's quarterly report on Form 10-Q for the quarter ended June 26, 1999, File No. 000-22480 and incorporated herein by reference).
        4.3 By-Laws of the Company (filed as Exhibit 99.1 to the Company's current report on Form 8-K dated November 19, 1999, File No. 000-22480 and incorporated herein by reference).
        5.1        Opinion of Counsel.
       23.1        Consent of Independent Accountants.
       23.2        Consent of Counsel (included in Exhibit 5.1).
       24.1        Power of Attorney (contained on the signature page).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Quincy, Commonwealth of Massachusetts, on this 30th day of November, 2000.

                                     THE J. JILL GROUP, INC.


                                     By:  /s/ Gordon R. Cooke
                                          --------------------------------------
                                          Gordon R. Cooke
                                          President, Chief Executive Officer and
                                            Chairman of the Board of Directors

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints Gordon R. Cooke and Olga L. Conley, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing which they, or any of them, may deem necessary or advisable to be done in connection with this registration statement, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any substitute or substitutes for any or all of them, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                                                             TITLE                                  DATE
/s/ Gordon R. Cooke                             President, Chief Executive Officer and
-----------------------------------------       Chairman of the Board of Directors (principal       November 30, 2000
Gordon R. Cooke                                 executive officer)


                                                Senior Vice President--Finance, Chief
/s/ Olga L. Conley                              Financial Officer and Treasurer                     November 30, 2000
-----------------------------------------       (principal financial officer)
Olga L. Conley

/s/ William E. Engbers
-----------------------------------------       Director                                            November 30, 2000
William E. Engbers

/s/ Brett D. Heffes
-----------------------------------------       Director                                            November 30, 2000
Brett D. Heffes

/s/ Thomas J. Litle
-----------------------------------------       Director                                            November 30, 2000
Thomas J. Litle

/s/ Ruth M. Owades
-----------------------------------------       Director                                            November 30, 2000
Ruth M. Owades

/s/ Samuel L. Shanaman
-----------------------------------------       Director                                            November 30, 2000
Samuel L. Shanaman

                                  EXHIBIT INDEX

        EXHIBIT
           NO.               DESCRIPTION

           4.1               Restated Certificate of Incorporation (included as
                             Exhibit 4.2 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 25, 1993, File No.
                             0-22480, and incorporated herein by reference).
           4.2 Certificate of Amendment of Restated Certificate of Incorporation (filed as Exhibit 3.2 to the Company's quarterly report on Form 10-Q for the quarter ended June 26, 1999, File No. 000-22480 and incorporated herein by reference).
           4.3 By-Laws of the Company (filed as Exhibit 99.1 to the Company's current report on Form 8-K dated November 19, 1999, File No. 000-22480 and incorporated herein by reference).
           5.1               Opinion of Counsel.
          23.1               Consent of Independent Accountants.
          23.2               Consent of Counsel (included in Exhibit 5.1).
          24.1 Power of Attorney (contained on the signature page).